Exhibit 10.1
Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

XBOX CONSOLE PUBLISHER LICENSE AGREEMENT
This Xbox Console Publisher License Agreement is entered into and effective as of July 1, 2020 (“Effective Date”), between Microsoft Corporation, a Washington corporation, (“Microsoft”), and Take-Two Interactive Software, Inc., a Delaware corporation (“Publisher”).
RECITALS
Microsoft or its Affiliates provide a family of computer game and entertainment systems, including the Xbox One, Xbox One S, Xbox One X, and their successors and variants (collectively, “Xbox One”), a next generation game and entertainment system and its successors and variants (collectively, “Xbox Series”), and an associated proprietary online service (known as “Xbox Live”.) Publisher intends to develop and/or publish software products for Xbox Consoles on the terms in this Agreement. The parties agree as follows:
1.Exhibits. The following exhibits are incorporated into this Agreement by this reference:

Exhibit 1:	Digital Store Payments	Exhibit 2:	Physical Disc Manufacture and Sales

2.Definitions. As further described in this Agreement, the following terms have the following respective meanings:
2.1“Affiliate” means a person or entity that Controls, is Controlled by, or is under common Control with a party (but only for so long as Control exists), where “Control” of a person or entity means the possession, directly or indirectly, of the power to direct or cause the direction of the management, operating policies, or assets of that person or entity, whether by way of ownership of more than 50% of its voting or equity securities or assets or by way of contract, management agreement, voting trust, or otherwise.
2.2“Agreement” means this Xbox Console Publisher License Agreement and includes this document (including all Exhibits), the Publisher Guide, any approved Concept submission forms (in the form approved by Microsoft), any other documents expressly referenced in other parts of this Agreement, the GDK Licenses, and applicable terms of the NDA.
2.3“Avatar” means a character that is a virtual representation of an End User created using the Microsoft- provided avatar creator tools.
2.4“Avatar Items” means items such as wearables for use with an Avatar.
2.5“Base Game” means each software product (in either digital or physical format), as described in an approved Concept, including any Title Updates (if and to the extent approved by Microsoft) but does not include Demo, Trial, Premium Downloadable Content, or additional downloadable content.
2.6“Beta” is a portion of an applicable Software Title that may be distributed to a select audience at no cost to test and help further develop a Software Title.
2.7“Branding Specifications” means the specifications as provided by Microsoft for using Microsoft Trademarks, as set forth in the Publisher Guide.
2.8“Business Day” means any day other than Saturday, Sunday, or national holidays in the U.S.A.
2.9“Certification” means the approval process in which Microsoft approves or disapproves of a Software Title for distribution.
2.10“Certification Requirements” means the requirements necessary to ensure proper functioning of the Software Title on Xbox Consoles and Xbox Services, as further described in this Agreement. Certification Requirements include Xbox Requirements, technical certification requirements, and functional test cases. The Certification Requirements will be set forth in the Publisher Guide and enforced during Certification.
2.11“Commercial Release” or “Commercially Released” means the first availability of a Software Title to End Users not designated as a Demo or Trial.
2.12“Competitive Platforms” means: [***].

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2.13“Concept” means a detailed description of Publisher’s proposed Software Title, including such information as may be requested by Microsoft.
2.14“Data Protection Law” means any law, rule, regulation, decree, statute, or other enactment, order, mandate or resolution, applicable to Publisher or Microsoft, relating to data security, data protection and/or privacy, and any implementing, derivative or related legislation, rule, regulation, and regulatory guidance, as amended, extended, repealed and replaced, or re-enacted.
2.15“Demo” means a small portion of an applicable Software Title or timed availability of full Software Title that is provided to End Users at no or minimal cost to advertise or promote a Software Title.
2.16“DFU” or “Digital Finished Unit” means an object-code copy of a Software Title that has passed Certification and has been approved by Microsoft and Publisher for Commercial Release.
2.17“Digital Content” means any content, feature, or service published by Publisher for electronic distribution under this Agreement. Digital Content includes DFUs, PDLC, Game Features, Title Updates, Beta, Demo, Avatar Items, Trials, trailers, “themes,” “gamer pictures” or any other category of digital content or online service approved by Microsoft or otherwise described in the Publisher Guide.
2.18“End User” means an individual or entity that uses an Xbox Console, its features or applications, and associated services.
2.19“Game Features” means content, features, or services (e.g., map packs, levels, and multiplayer functionality) related to consuming a specific Software Title that are made available to End Users, whether included in the Software Title or otherwise distributed via Xbox Services or Publisher Services (as defined in Section 11.3).
2.20“IPR” means any patents, copyrights, trademarks and service marks, trade secrets, moral rights, and any other intellectual property or proprietary rights arising at any time under the applicable law of any applicable jurisdiction.
2.21“Marketing Guidelines” means the requirements that form the basis for Microsoft’s review and approval of Publisher’s Marketing Materials and any media plan as per the Publisher Guide.
2.22“Marketing Materials” collectively means all press releases, marketing, advertising, or promotional materials related to a Software Title, including web advertising and Publisher’s web pages to the extent they refer to Software Title(s) that will be used and distributed by Publisher in the marketing of Software Title(s).
2.23“Microsoft Store” means the proprietary online marketplace or store through which Digital Content is made available to End Users. Microsoft may elect to change the branding and/or name of Microsoft Store from time to time.
2.24“Microsoft Trademarks” means the Microsoft trademarks so identified in the Publisher Guide.
2.25“NDA” means the Microsoft Corporation Non-Disclosure Agreement entered into between the parties and signed by Publisher on [***].
2.26“Personal Data” means any information relating to an identified or identifiable natural person (“Data Subject”) and any other data or information that constitutes personal data or personal information under any applicable Data Protection Law.
2.27“Premium Downloadable Content (PDLC)” means downloadable additional content offered to an End User for a fee, such as a game add-on, available from the Microsoft Store for use with or in a Software Title.
2.28“Project xCloud” means the cloud-based game streaming features and service of Xbox Consoles. Microsoft may elect to change the branding and/or name of Project xCloud from time to time.
2.29“Sales Territory” means the Asian Sales Territory, Australian Sales Territory, European, Middle East and African Sales Territory, Japan Sales Territory, North American Sales Territory, and South American Sales Territory as described further in the Publisher Guide.
2.30“Software Title” means each software product that Publisher publishes for Xbox Consoles, in either digital or physical format, including any Title Updates (if and to the extent approved by Microsoft) and all Digital Content for such Software Title.

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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

2.31“Streaming Devices” means [***].
2.32“Sub-Publisher” means an entity that has a valid Xbox Console Publisher License Agreement with Microsoft or a Microsoft Affiliate, and with which Publisher has entered into a written agreement to allow such entity to publish a Software Title in specific countries.
2.33“Trial” means a subset of a full Software Title that can be converted to the full experience through digital entitlements and to which an End User is granted limited or timed access at no cost.
2.34“User Generated Content” means any content that originates from End Users in any format, including graphics, text, or voice content published through or as part of a Software Title.
2.35“Verification Version” means a unit of a Software Title that is intended to comply fully with all terms of this Agreement and that has not passed Certification, which is provided by Publisher for testing purposes.
2.36“Xbox Console(s)” means collectively, Xbox One and Xbox Series.
2.37“Xbox Console Remote Access” means the features that allow End Users to access their gameplay experiences from their Xbox Consoles on Streaming Devices.
2.38“Xbox Requirements” or “XRs” means objective requirements regarding proper operation of Software Titles in relation to Xbox Consoles and Xbox Services, as stated in the Publisher Guide and enforced during Certification, and policy requirements that are enforced over the life of the Software Title.
2.39“Xbox Services” means the proprietary online service offered by Microsoft to End Users. The current product name of Xbox Services is “Xbox Live.” Microsoft may elect to change the branding and/or name of Xbox Services from time to time.
2.40Other Terms. Other initially capitalized terms are defined by their first use.
3Game Development Kit License / Loaned Equipment.
3.1.Xbox One and Game Development Kit License. Xbox One Development Kits ( “XDK”) and Game Development Kits (“GDK”) are licensed to Publisher and/or its Affiliates(s) under the terms of the development kit license(s) between Publisher and/or its Affiliate(s) and Microsoft for the relevant territory (each a “GDK License”). Microsoft retains title and ownership of the XDK and GDK, which will be licensed to Publisher and/or its Affiliates during the Term.
3.2.Loaned Equipment. Microsoft may periodically loan Publisher certain Microsoft assets in relation to Publisher’s development, marketing, and promotion of Software Titles. Such loaned assets may include Xbox Console kiosks, Xbox Console hardware, and accessories (“Loaned Equipment”). With respect to all Loaned Equipment provided to Publisher: (1) Publisher will not provide the Loaned Equipment to any third party not approved by Microsoft in advance (“Approved Third Party”) and, if so approved, Publisher will be responsible for ensuring that the Approved Third Party complies with this Section 3.2; (2) Publisher is solely liable for theft, damage, loss, or injury to people or property occurring while such Loaned Equipment is in Publisher’s or an Approved Third Party’s possession or control; (3) the Loaned Equipment will be used only in a Microsoft-approved location; (4) Publisher’s insurance policy described in Section 18 will cover all theft, loss, damage, or injury to people or property in relation to Publisher’s or an Approved Third Party’s use or possession of Loaned Equipment; (5) Publisher (and any Approved Third Party) will use only power supplies, power cords, cables, and other parts and accessories provided by Microsoft to connect to or use Loaned Equipment; and (6) Publisher will return Loaned Equipment to Microsoft by the date requested (and in accordance with any shipping instructions provided by Microsoft). For clarity, Microsoft retains title and ownership of the Loaned Equipment.
4.Publisher Guide. Microsoft will provide Publisher access to a guide containing program-wide requirements and information applicable to the Xbox Consoles platform (as supplemented, revised or updated by Microsoft from time to time, the “Publisher Guide”), including Xbox Requirements, Branding Specifications, Marketing Guidelines, Xbox Games Store policy, End User data requirements, and other information regarding other operational aspects of Xbox Consoles, and Xbox Services. Each Software Title must comply with the Publisher Guide; provided, in no event shall the Publisher Guide supersede any of the terms provided for herein, and in the event of any conflict between this Agreement and the Publisher Guide, this Agreement shall control to the extent required to resolve such conflict. Subject to the foregoing, on publication of a supplement, revision, or updated version of the Publisher Guide,

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Publisher will automatically be bound by all provisions; provided, Microsoft will provide written notice (email sufficient) to Publisher of any material financial or legal changes in the Publisher Guide (e.g., changes in token fees) and if any such changes alter the economic terms provided for hereunder or represent material changes to the rights granted to, or obligations imposed on, Publisher hereunder, Publisher may terminate this agreement with notice to Microsoft. After a Software Title has completed optional certification or within [***] of submission for Certification, however, Publisher will not be obligated to comply, for such Software Title only, with any subsequent changes made by Microsoft to the Xbox Requirements or other required categories in the Publisher Guide, unless (1) such subsequent changes are intended to address privacy, security or technical integrity issues, or (2) compliance will not add significant expense or delay to a Software Title’s development, manufacture, or Certification. Changes made to Branding Specifications, packaging requirements, FPU technical specifications, or Marketing Guidelines will be effective as to a Software Title that has passed Certification only on a “going forward” basis (i.e., only to such Marketing Materials created more than [***] after Microsoft notifies Publisher of the change), unless Publisher can implement the change without delaying or materially increasing the cost of the publishing of affected Marketing Materials.
5.Software Title Approval process. The standard approval process for a Software Title is summarized below and is further described in the Publisher Guide.
5.1.Concept. Publisher will deliver to Microsoft a completed Concept submission form (using Microsoft’s then-current form) describing the proposed Software Title. If Publisher wants to host (or have a third party host) any Game Features, Publisher will so indicate on the Concept submission form and must comply with all Publisher Services requirements in this Agreement and the Publisher Guide. Microsoft will review Publisher’s submission and notify Publisher whether the Concept is approved or rejected. Adherence to the approved Concept submission form is required for Certification.
5.2.Certification. Publisher will deliver to Microsoft the proposed final-release version of the applicable Software Title that is complete and ready for Commercial Release, commercial distribution, and access by End Users. Such version must include the final content rating required by Section 5.4. Microsoft will conduct compliance, compatibility, functional, and other testing to determine the Software Title’s compliance with Certification Requirements (“Certification Testing”) and will provide Publisher with the testing results, including any fixes required to pass Certification. Release from Certification for a Software Title requires: (1) passing Certification Testing; (2) conforming with the approved Concept; (3) providing any other materials required by the Publisher Guide; and (4) ongoing compliance with all Certification Requirements and other required categories in the Publisher Guide, except as otherwise provided in this Agreement. Microsoft will not unreasonably withhold or delay any testing and/or approvals contemplated by this Section 5.2. If a Software Title fails Certification, Microsoft may charge Publisher a reasonable fee designed to offset the costs associated with testing for any additional resubmissions. Publisher will not distribute any Software Title or submit any Software Title intended for distribution until Verification Version(s) have been submitted, evaluated, and approved, and Microsoft has given its final approval and release from Certification.
5.3.Marketing Materials. Publisher will submit to Microsoft all Marketing Materials that incorporate Microsoft Trademarks and will not use, publish, or distribute any such Marketing Materials until Microsoft has approved them in writing. Publisher will incorporate all changes related to the Microsoft Trademarks that Microsoft may require to bring such Marketing Materials into compliance with the Marketing Guidelines. Additionally, if press releases or announcements otherwise mention Xbox Consoles, Xbox Services, or Xbox Console versions of Software Titles, Publisher will make reasonable efforts to provide Microsoft with notice of such materials and their contents before release.
5.4.Content rating. Microsoft will not accept submission of a Software Title for Certification unless Publisher has obtained a rating of “Mature (17+)” (or the equivalent highest age rating available that does not require the distribution of such Software Title to be limited to certain licensed premises) or lower (i.e., more broadly appropriate) from industry-accepted rating bodies, including any independent content rating authority(ies) that Microsoft may reasonably designate for all publishers (e.g., ESRB, PEGI, IARC). Publisher will include such rating(s) prominently on Marketing Materials, as per the applicable rating body’s guidelines. For countries that do not have their own mandatory content rating system, Microsoft will not approve any Software Title that, in Microsoft’s opinion, is unsuitable for Xbox Consoles (e.g.,

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because it contains excessive sexual content or violence, inappropriate language, or other unsuitable elements). If, after Commercial Release, Microsoft (acting reasonably and in good faith) or an industry-accepted ratings body (reasonably designated by Microsoft for all publishers) determines that a Software Title would require the distribution of such Software Title to be limited to certain licensed premises or is indecent, obscene, or illegal, Publisher will recall, at Publisher’s own expense, all Marketing Materials for that Software Title (to the extent under Publisher’s control) and FPUs for that Software Title that have not been distributed to consumers, following consultation between Publisher and Microsoft. Unless Publisher has obtained, and communicated to Microsoft, a separate rating for Digital Content as per the Publisher Guide, Publisher represents and warrants that all Digital Content not in the initial Base Game for a Software Title will be consistent with the content rating (or, in those countries not using a content rating system, with the overall nature of the content) of the underlying Software Title. Publisher will also comply with any other rating requirements in the Publisher Guide provided that such requirements do not materially alter the provisions of this Section 5.4. Microsoft may require removal of Digital Content or require Publisher to obtain a separate rating if Microsoft later deems such content inconsistent with the content rating for the underlying Software Title. Publisher must include the content ratings(s) for all Software Titles prominently on FPUs and Marketing Materials to the extent required by the applicable rating body’s guidelines.
5.5.User Generated Content.
5.5.1.Microsoft approval. Publisher may not allow End Users to create, share, or otherwise provide User Generated Content through a Software Title without first obtaining Microsoft’s approval, which shall not be unreasonably withheld or delayed. Furthermore, the Software Title must comply with any XRs related to the creation and/or consumption of User Generated Content.
5.5.2.Third Party Claims. If Microsoft has approved Publisher to make User Generated Content available, Publisher will maintain a procedure that complies with applicable law for removing User Generated Content in the event of a third party claim regarding the User Generated Content (e.g., of infringement, defamation, or violation of other rights). Microsoft may notify Publisher of any complaints related to User Generated Content. Publisher will remove User Generated Content as soon as commercially practicable after receipt of a legitimate (as determined in Publisher’s reasonable discretion) third-party claim or reasonable notice from Microsoft. Publisher will notify Microsoft as soon as commercially practicable after Publisher receives any legitimate third-party claim, which notice will also specify the steps that Publisher has taken or will take in response, and Publisher will indemnify, defend and hold Microsoft harmless from any claims, causes of action, costs (including without limitation, reasonable attorneys’ fees) and any liabilities of any nature whatsoever related to any such claims of infringement.
5.5.3.Violations of End User terms of use or code of conduct. Microsoft may, in its discretion, require Publisher to remove User Generated Content that violates the End User terms of use, End User code of conduct, or both.
5.6.Localization. All Software Titles will be localized as required by local regulation (if applicable) and at least to the same extent (languages, in-game text, and voice) and provided to End Users in the same manner (e.g., incorporated in the Base Game) as any corresponding Competitive Platform product.
6.Post-release compliance.
6.1.Bugs or errors. Notwithstanding Microsoft’s Certification, all Software Titles must remain in compliance with all Certification Requirements in the Publisher Guide on a continuing and ongoing basis. Nothing in this Agreement may be construed to relieve Publisher of its obligation to (and Publisher will, as soon as possible after discovery) correct material bugs and errors in Software Titles whenever discovered (including after Commercial Release) in a mutually-agreed manner (which may be via a Title Update). [***].
6.2.Title Updates. All Software Title digital patches and updates provided to End Users for free and that must be accepted for game play (collectively, “Title Updates”) are subject to Microsoft’s approval, except if otherwise stated in this Agreement. Microsoft may require Publisher to develop and provide a Title Update if a Software Title adversely affects Xbox Services. Microsoft reserves the right to remove or

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reverse a Title Update if such Title Update adversely impacts the Software Title (e.g., Software Title crashes for all End Users). Microsoft will not charge Publisher for Certification or distribution of Title Updates to End Users for any Title Update required by a Publisher Guide change or otherwise requested by Microsoft. [***].
6.3.Minimum Commitment. [***]. Publisher will provide necessary customer support for such Game Feature during its availability and [***] after discontinuation, and must retain in archive (in object code, source code, and symbol format) all versions of Digital Content made available to End Users during, and at least [***] after, the period in which it was available. Subject to Publisher’s compliance with this Section 6.3, Publisher may terminate Microsoft’s license to such Game Feature [***] prior notice (which must include a Microsoft-approved decommission plan). Publisher will clearly notify End Users of the duration of availability, and will notify End Users reasonably in advance of discontinuation, of Game Features.
6.4.Specific Digital Content Availability. Unless immediate removal is necessary to comply with Publisher’s contractual or other legal obligations, Publisher will provide Microsoft [***]prior notice before removing Digital Content that has been made available to End Users for sale or collection in the Software Titles. Notwithstanding termination or expiration of Microsoft’s license to distribute Digital Content, Microsoft may retain a copy of Digital Content, and Publisher grants Microsoft a license to redistribute the final version of any Digital Content to End Users who have previously purchased it, directly or indirectly, from Microsoft to their Xbox Consoles for [***], even if the End User is re-downloading to a different Xbox Console unit or within a different country than where originally downloaded.
6.5.Disablement. Microsoft may disable or remove any Digital Content from the Xbox Consoles (including by disabling previously downloaded copies on End Users’ Xbox Consoles), Xbox Services, or the Microsoft Store, immediately and at any time (following consultation with Publisher, when practical), globally or in specific countries, if Microsoft determines that: (1) Publisher has breached this Agreement; (2) Publisher has terminated this Agreement in its entirety or as applicable to a particular Software Title, or terminated applicable license grants; (3) such Digital Content or its related Software Title fails to comply with applicable documentation, the approved Concept or other aspects of this Agreement; (4) such Digital Content or its related Software Title materially deviates from the version passing Certification or materially fails to perform as originally intended; (5) such Digital Content or its related Software Title is causing harm to (or is likely to harm) the Xbox Console, Xbox Services, third-party networks, End Users, or otherwise (e.g., due to piracy, security breach or security defects, or technical failure); or (6) such Digital Content is damaging (or is likely to damage) Microsoft’s reputation, involve Microsoft in public controversy, or subject Microsoft to liability.
7.Other rights and obligations.
7.1.Security. Microsoft may add to the final release version of Software Titles delivered by Publisher to Microsoft such digital signatures, other security technology, and copyright management information (collectively, “Security Technology”) as Microsoft elects, or Microsoft may elect to modify signatures included in any Security Technology included in the Software Title by Publisher. Additionally, Microsoft may add Security Technology that prohibits playing Software Titles on Xbox Consoles units sold in a country different from the country in which Software Titles are intended to be distributed, or Software Titles modified in any way not authorized by Microsoft. Any changes in Security Technology will not be applicable to Software Titles already in Certification testing, or FPUs already in manufacturing by an Authorized Replicator, unless such change will not materially delay the delivery date of such FPUs by Authorized Replicator to Publisher, or unless otherwise agreed by Publisher. Subject to this Section 7.1, Microsoft may update Security Technology requirements from time to time via the Publisher Guide.
7.2.Samples. For each Software Title published under this Agreement, Publisher will provide a reasonable number of samples as per the Publisher Guide (but not to exceed [***]per Software Title). Microsoft may use such samples, subject to Publisher’s prior written consent, for non-revenue generating purposes, such as for marketing, as product samples, and for customer support, product and charitable giveaways), testing, and archival purposes. Any use of such samples for marketing use prior to Commercial Release will be subject to Section 10.2. Publisher will not be entitled to any [***] with respect to samples as authorized under this Section 7.2, provided that Publisher shall at all times remain entitled to the Royalty Fee in

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respect of all Digital Content and PDLC for the corresponding Software Title for which Microsoft receives payment.
7.3.Demos. Subject to the Publisher Guide, Publisher may distribute Demo(s) digitally or placed on a single disc, either as a stand-alone or with other Demos, [***]. All rights, obligations, and approvals in this Agreement that apply to Software Titles will separately apply to any Demo. [***].
7.4.Trials. [***]. All rights, obligations, and approvals in this Agreement that apply to Software Titles will separately apply to any Trial. [***].
7.5.Sub-Publishing. Publisher may enter into independent agreements with other publishers to publish Software Titles in approved countries if: (1) Publisher completes and provides to Microsoft, at least [***] days before authorizing a Sub-Publisher to publish any Software Title(s) in each country for each Sub-Publisher, the Sub-Publishing Notification Form (as provided by Microsoft) which will summarize the scope and nature of the Sub-Publishing relationship between Publisher and Sub-Publisher, identify which entity will be responsible for Certification of Software Title(s), list the Software Title(s) for which Sub-Publisher has acquired publishing rights, identify the geographic territory(ies) for which such rights were granted, and identify the term of Publisher’s agreement with Sub-Publisher; and (2) Publisher and Sub-Publisher are and remain at all times in good standing under their respective publisher license agreements.
7.6.Authorized affiliates. If the parties and Publisher’s Affiliate execute the “Authorized Affiliate” form (as provided by Microsoft in the Publisher Guide), such Affiliate may exercise the rights granted to Publisher under this Agreement. The foregoing will not apply to any Publisher Affiliate that operates from a European billing address. Any such European Affiliate must execute a Publisher Enrollment Form with Microsoft Ireland Operations Ltd., in the form provided in the Publisher Guide.
8.Pricing and Payment Exhibits. The parties will make payments to each other under the terms of the following Exhibit(s):
8.1.Exhibit 1: Digital Store Payments.
8.2.Exhibit 2: Physical Disc Manufacture and Sales.
9.Software Title parity. Each Software Title is subject to the following requirements:
9.1.Features and content parity.
9.1.1.[***]
9.1.2.[***]
9.2.Simship with Competitive Platforms.
9.2.1.[***]
9.2.2.[***]
9.3.Software Title feature updates post-Commercial Release. Subject to hardware limitations and announce/availability of development tools, at any time after Commercial Release, with respect to any hardware feature updates made to a Software Title (e.g., HDR, spatial audio) that are available for Competitive Platform versions, Publisher will (1) in its implementation of such features, optimize the performance and technical capability of Xbox Console versions in parity with the Competitive Platform version; and (2) make the same hardware feature updates commercially available for the Xbox Console versions either before or simultaneously with the Competitive Platform version(s). As used in this Section 9.3, “simultaneously” means within [***] of the availability of such hardware feature on a Competitive Platform. If Publisher is unable to release the hardware features updates simultaneously due solely to availability of the Xbox Console development tools, the parties will work together in good faith to determine a mutually agreeable release date. The parties will work together in good faith to address any platform limitations that may impact feature parity for the Xbox Console version of the hardware feature updates.
9.4.Cross Generation Licenses. [***]. Cross generation licenses must (1) grant End Users rights to both an Xbox One version and an Xbox Series version of the Software Title, and (2) include features and/or performance that differentiates the Xbox Series version of the Software Title from the Xbox One version, as described in the Publisher Guide. For clarity, cross generation licenses will not be included as a requirement for certification in the Publisher Guide.

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10.Marketing, sales, support, and promotion.
10.1.Publisher responsible. As between Publisher and Microsoft, only Publisher will market Software Titles outside of the Microsoft Store, and only Microsoft is responsible and has sole discretion for marketing on the Microsoft Store and/or Microsoft sites (subject to the prior approval of Publisher over such marketing assets). This section does not prohibit Publisher from purchasing advertising on Microsoft’s advertising platforms (including the Microsoft Store). Publisher will provide all technical and other support related to Software Titles. Publisher will provide appropriate contact information (including Publisher’s street address, telephone number, and the applicable individual/group responsible for customer support) to all End Users and to Microsoft for posting online. Microsoft is solely responsible for providing technical and all other support relating the Microsoft Store and Xbox Consoles.
10.2.Software Title Marketing license. Subject to Publisher’s prior written consent (which may be via email) in each case (which will not be unreasonably withheld), Publisher grants Microsoft a worldwide, fully-paid, royalty-free, non-exclusive license to: (1) publicly perform and publicly display Software Titles at conventions, events, trade shows, press briefings, public interactive displays, and the like; (2) use the title of, screen shots from, and additional marketing assets related to the Software Title in advertising and promotional material related to Xbox Consoles and other Microsoft products and services, as Microsoft may reasonably deem appropriate; and (3) distribute Demos as a standalone product or with other demo software. The licenses granted in this Section 10.2 are sublicensable to Microsoft’s Affiliates and third-party contractors. The parties may from time to time discuss additional proposed marketing and promotion activities. For purposes of the foregoing, it is not unreasonable for Publisher to withhold approval if it deems that its screen shots, advertising materials, and other materials permitted for use pursuant to this Section 10.2 would be depicted with Microsoft titles that compete with Publisher’s Software Titles, or Microsoft’s proposed use is inconsistent with Publisher’s marketing plan for such Software Title (e.g., use by Microsoft prior to Publisher’s official announcement of a Software Title). The parties will develop a process to pre-approve uses of Software Titles and screen shots in accordance with this Section10.2. Nothing in this Agreement, however, will preclude Microsoft from using screen shots, Marketing Materials, and other materials permitted for use pursuant to this Section 10.2 as permitted by law without a license (e.g., “fair use” under applicable copyright and trademark law).
10.3.Promotions. If Publisher wants to distribute Microsoft-generated codes that are redeemable by End Users for Digital Content downloads (“Tokens”) as part of promotional activities related to a Software Title (each, a “Token Promotion”), Publisher will comply with the Publisher Guide’s policy with respect to ordering additional Tokens, including payment of all applicable fees as set in the Publisher Guide. As soon as commercially feasible after payment by Publisher for a Token order, Microsoft will create Tokens and deliver them to Publisher. In addition to Token Promotions, Microsoft and Publisher may periodically develop, execute, and administer promotions involving Software Title(s) and execute a schedule for each promotion as per the Publisher Guide.
11.Grant of distribution and other licenses; limitations.
11.1.Digital Content rights. In consideration of royalties payable under Exhibit 1 and subject to Section 11.11, Publisher grants Microsoft a worldwide, transferable, sublicensable license during the Term to broadcast, transmit, distribute to the public, communicate to the public, make available, host, publicly perform and publicly display, reproduce, stream, and store Digital Content and Software Title gameplay for access, use, viewing, download and storage by End Users and other third parties (collectively, the “Digital Content Rights”) through Microsoft’s platforms and channels, including the Xbox Services; provided, Microsoft acknowledges and agrees that the foregoing rights do not grant Microsoft (or End Users) the rights [***]. This Section 11 does not prevent Publisher from making other platform versions of its Software Titles or Digital Content available via other platform-specific online services.
11.2.Multiple Generation Xbox Console Support. Publisher agrees that the rights granted to Microsoft in Section 11.1 also include the following rights in support of multiple-generational Xbox Console support:
11.2.1.Microsoft may make all Software Titles that are playable on Xbox One (including Software Titles from prior Xbox generations authorized by Publisher to play on Xbox One) available for access and

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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

use on Xbox Series at no cost to End Users who purchased or otherwise obtained rights to (e.g., via subscription) such Software Titles. [***].
11.2.2.To the extent Publisher makes a Software Title available for purchase on any Xbox Console, Microsoft may make all Software Titles playable on Xbox One (including such Software Titles from prior Xbox generations authorized by Publisher to play on Xbox One) available for purchase for access and use on Xbox Series.
11.2.3.Additional requirements for multiple generation Xbox Console support may be included in the Certification Requirements.
11.2.4.Publisher grants Microsoft the right to conduct testing of Software Titles that are playable on Xbox One to ensure compatibility and playability on Xbox Series, and Publisher shall similarly have the right (facilitated by Microsoft) to perform such testing using the GDK.
11.2.5.Subject to Section 11.11, Publisher has obtained and will maintain all third-party rights, consents, and licenses necessary to meet its commitments and obligations in this Section 11.2.
11.3.Publisher Services. As between Publisher and Microsoft, Microsoft will solely offer, host, fulfill, and deliver Software Titles, Game Features, and any other Xbox Console related content or services to End Users, [***].
11.3.1.Subject to Publisher’s compliance with the terms of the Agreement and the Publisher Guide, Microsoft grants Publisher a worldwide, non-exclusive, royalty-free license to access the Xbox Services, as necessary to implement and operate the Publisher Services.
11.3.2.Subject to Microsoft’s advance written consent (which may be by email), Publisher may subcontract to a third party host all or any portion of Publisher’s rights or obligations solely with regard to providing Publisher Services. All actions and failures to act of any third party engaged by Publisher are imputed to Publisher and deemed to be Publisher’s actions or failures to act. Publisher may provide the third party with access to only those portions of Xbox Services that are necessary to perform hosting services, and to no other portions. Publisher unconditionally and irrevocably guarantees any third party’s performance of the applicable obligations imposed by this Agreement and the GDK License.
11.3.3.Additional requirements for Publisher Services may be included in the Publisher Guide.
11.4.Gameplay record and share. The Xbox Console gameplay record and share features allow End Users to record their gameplay experiences and publish the recorded gameplay clips to share with third parties via Microsoft and third-party video sharing sites and services. [***], Publisher grants Microsoft a worldwide, fully-paid, royalty-free, non-exclusive, perpetual license to, solely as part of the gameplay record and share features: (1) record portions of Software Title gameplay; (2) copy, archive, host, and have hosted such recordings; (3) create derivative works, using only Microsoft-provided editing tools, of such recordings (including by application of various compression and streaming technologies); (4) publicly perform and publicly display such recordings; and (5) grant to third parties the right to view such recordings. The licenses granted in this Section 11.4 are sublicensable to Microsoft’s affiliates, third-party contractors, and End Users.
11.5.Gameplay streaming features. The Xbox Console gameplay streaming features allow End Users to share their gameplay experiences with Microsoft and third-party applications and services (e.g., Mixer). [***], Publisher grants Microsoft a worldwide, fully-paid, royalty-free, non-exclusive, perpetual license, solely as part of the gameplay streaming feature, to broadcast, transmit, distribute, host, publicly perform and publicly display, reproduce, make available, communicate to the public, and stream gameplay of a Software Title with Microsoft and third-party applications and services. The licenses granted in this Section 11.5 are sublicensable to Microsoft’s Affiliates, third-party contractors, and End Users.
11.6.Xbox Console Remote Access. [***] Publisher grants Microsoft a worldwide, fully-paid, royalty-free, non-exclusive, perpetual license, solely as part of the Xbox Console Remote Access feature, to (a) broadcast, transmit, distribute, host, publicly perform and publicly display, reproduce, and stream gameplay of a Software Title; and (b) provide use, access, and control of the gameplay on a Software Title on any Streaming Device.
11.7.Project xCloud Support. [***]

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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

11.8.Reservation. All rights not expressly granted in this Agreement are reserved. Notwithstanding anything to the contrary contained herein, Microsoft acknowledges and agrees that nothing in this Agreement or the Publisher Guide grants Microsoft the right to include a Software Title or Digital Content in any game content subscription program (i.e., Game Pass, its successors, or any similar program), and Microsoft shall not provide End Users with access to any of Publisher’s Software Titles or related content as part of a game content subscription offering without Publisher’s prior written consent in each instance. Without limiting the above, and except to the extent otherwise expressly provided in this Agreement, nothing in this Agreement may be construed as a license to either party’s IPR, expressly or by implication, estoppel, exhaustion, or otherwise.
11.9.Ownership. Except for IPR supplied by Microsoft to Publisher (including Microsoft Trademarks, licenses in software and hardware granted by a GDK License, or any of Microsoft’s IPR that Publisher may have included in any Software Titles), ownership of which Microsoft retains, Publisher will, as between the parties, own all rights in the Software Titles.
11.10.License to End Users. Publisher may create a license agreement to govern Publisher’s relationship with End Users with regard to Software Titles distributed to them (each, a “EULA”). If Publisher elects to bind End Users to a EULA, Publisher’s EULA must: (1) to the maximum extent allowed by applicable law, disclaim any warranties, limit liability, and exclude damages on behalf of Microsoft and its Affiliates, either by category (e.g., by a reference to “Publisher’s licensors”) or by name; (2) disclaim any obligation on the part of Microsoft or its Affiliates to provide support or services other than those covered by Microsoft’s End User terms of use; (3) RESERVED; and (4) not purport to govern or change, in any way, the End User’s relationship with Microsoft under Microsoft’s applicable agreements with such End User.

12.Xbox Usage data and Personal Data. Microsoft may collect and store Xbox Console usage data, including statistics, scores, ratings, and rankings (collectively, “Xbox User Data”), which may include End User Personal Data. Microsoft may periodically make certain Xbox User Data available to Publisher in accordance with the then-current Microsoft Privacy Statement. Microsoft will use commercially reasonable efforts to periodically make certain Xbox User Data available to Publisher for Publisher’s use. [***]. Each party will comply with the obligations imposed on it under Data Protection Law. If Publisher receives Personal Data from Microsoft, then Publisher must comply with the following requirements:
12.1.Publisher must provide End Users with access to Publisher’s privacy statement that governs Publisher’s use of the Personal Data.
12.2.Publisher must ensure its network, operating system, software, databases, and other relevant computer systems are properly built, configured, and designed to operate to store, manage and protect any Personal Data received or obtained from Microsoft in a secure manner.
12.3.[***]
12.4.[***]
12.5.[***]
12.6.Publisher will comply with Microsoft’s other reasonable requirements governing the use of Xbox User Data set forth in the Publisher Guide.
12.7.[***]
13.Trademark rights and restrictions.
13.1.Microsoft Trademarks. Publisher will incorporate Microsoft Trademarks, and include credit and acknowledge Microsoft as required by the Branding Specifications, in each Software Title, Demo, Trial, and all Marketing Materials. Subject to all terms of this Agreement, Microsoft grants to Publisher a non-exclusive, non-transferable license to use Microsoft Trademarks on Software Titles, Demos, Trials, and Marketing Materials, solely in connection with marketing, sale, and distribution in approved countries. Except as expressly permitted in this Agreement, Publisher is granted no right, and will not purport to permit any third party, to use Microsoft Trademarks in any manner without Microsoft’s prior written consent. Publisher has no right to use Microsoft Trademarks in connection with merchandising or selling related or

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promotional products, other than approved Demos. Publisher will not during the Term contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Microsoft’s rights or goodwill in Microsoft Trademarks in any country, including attempted registration of any Microsoft Trademark, or use or attempted registration of any mark confusingly similar to any Microsoft Trademark.
13.2.Branding Specifications. Publisher’s use of Microsoft Trademarks must comply with the Publisher Guide, including the Branding Specifications. Publisher will not use Microsoft Trademarks with third-party trademarks in a manner that might suggest co-branding or otherwise create confusion as to source or sponsorship of the Software Title or Marketing Materials, or ownership of Microsoft Trademarks, unless Microsoft has approved such use, expressly and in writing. If Publisher learns of any non-conformance with this Section 13.2, it will promptly remedy such non-conformance and notify Microsoft of the non-conformance and remedial steps taken.
13.3.Ownership; goodwill. Publisher acknowledges Microsoft’s ownership of, and all goodwill associated with, the Microsoft Trademarks. Use of the Microsoft Trademarks will not create any right, title, or interest in this Agreement in Publisher’s favor. Publisher’s use of the Microsoft Trademarks will inure solely to the benefit of Microsoft.
14.Confidentiality; publicity. The NDA will apply to all Confidential Information (defined in the NDA) provided by the parties under this Agreement or a GDK License (regardless of any earlier termination or expiration of the NDA). Any general terms in the NDA (e.g., applicable law and venue), however, will not apply to the extent they conflict with this Agreement. Except if otherwise stated in this Agreement, neither party will communicate with the press or public about their relationship under, or use the other’s name connected to, this Agreement, without the other’s express, prior, written consent, not to be unreasonably withheld. Notwithstanding the foregoing, if either party is advised by legal counsel that any portion of this Agreement must be disclosed as part of that party’s public filings, it will notify the other in writing and the parties will jointly seek confidential treatment of such information to the maximum extent reasonably possible, in documents approved by both parties and filed with the applicable governmental or regulatory authorities, and Microsoft will prepare a redacted version of this Agreement for filing.
15.Protection of proprietary rights.
15.1.Microsoft’s IPR. Publisher will promptly notify Microsoft if it learns of any infringement or misappropriation of Microsoft’s IPR related to this Agreement. Microsoft may take such actions as it deems advisable to protect its IPR, and Publisher will, on request, cooperate with Microsoft in all reasonable respects, at Microsoft’s expense. Microsoft will not, however, be required to take any action and may retain all proceeds derived from any such actions.
15.2.Publisher’s IPR. Publisher, without Microsoft’s express written permission, may bring any action related to actual or potential infringement of Software Titles, Marketing Materials, Digital Content, information, data, logos, software, or any other materials provided or otherwise made available by Publisher under or in relation to this Agreement (excluding only Microsoft Trademarks, Security Technology, and redistributable components in the form delivered to Publisher by Microsoft under a GDK License) (collectively, “Publisher Content”), to the extent such infringement involves Publisher’s IPR (but not Microsoft’s IPR). Publisher will make reasonable efforts to inform Microsoft regarding such actions in a timely manner and may retain all proceeds derived from any such actions.
15.3.Joint actions. The parties may jointly pursue cases of infringement involving Software Titles (as such products will contain IPR owned by each of them). Unless otherwise agreed, or unless recovery is expressly allocated between them by the court, if the parties jointly prosecute an infringement lawsuit under this Section 15.3, any recovery will be used first to reimburse the parties’ respective reasonable attorneys’ fees and expenses, pro rata, and any remaining recovery will also be given to the parties pro rata based on the fees and expenses incurred in bringing such action.
16.Representations, warranties, and disclaimers.
16.1.Publisher. Publisher continuously represents and warrants that:
16.1.1.It has full power to enter into this Agreement;
16.1.2.It has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Microsoft in this Agreement;

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16.1.3.The Publisher Content does not, and Microsoft’s and End Users’ access to and use of Publisher Content through and in relation to Xbox Consoles will not, infringe or misappropriate any third-party IPR, subject to Section 11.11;
16.1.4.It will comply with all laws, regulations, administrative and court orders, and requirements applicable to (and will keep in force all necessary permits, licenses, registrations, approvals, and exemptions throughout the Term, as long as it is) distributing, selling, or marketing Publisher Content and Publisher’s obligations under this Agreement;
16.1.5.The Publisher Content does not and will not contain any messages, data, images, or programs that are illegal (e.g., defamatory, obscene, pornographic, or violate privacy laws) or violate content rating requirements in all countries where the Software Title is marketed or distributed; and
16.1.6.Subject to Section 11.11, Publisher has obtained and will maintain third-party rights, consents, and licenses for the permitted exploitation of Publisher Content and associated features, including Game Features, User Generated Content, gameplay recording and sharing, gameplay and Project xCloud streaming, remote access, and Digital Content under this Agreement as set forth therein.
16.2.Microsoft. Microsoft continuously represents and warrants that:
16.2.1.it has full power to enter into this Agreement and it has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Publisher under this Agreement; and
16.2.2.it will comply with all laws, regulations, administrative and court orders, and requirements in the Sales Territories relating to (and will keep in force all necessary permits, licenses, registrations, approvals, and exemptions throughout the Term) distributing, selling, or marketing Publisher Content via the Microsoft Store.
16.3.Disclaimer. Expressly subject to Section 16.2, Microsoft provides all materials (including the Security Technology) and services under this Agreement “as is,” without warranty of any kind, and, to the maximum extent permitted by applicable law, disclaims all other warranties (express, implied, statutory, or otherwise) under the applicable laws of any jurisdiction, regarding the materials and services it provides under this Agreement, including any warranties of merchantability or fitness for a particular purpose, of freedom from computer viruses, and of non-infringement.
16.4.Excluded damages. To the maximum extent permitted by applicable law, in no event will Microsoft or its affiliates, licensors, or suppliers be liable for any special, incidental, punitive, or consequential damages of any kind or nature whatsoever, arising out of or related to this Agreement or the transactions contemplated under it, including lost profits or lost goodwill and whether based on breach of any express or implied warranty, breach of contract, tort (including negligence), or strict liability, regardless of whether Microsoft has been advised of the possibility of such damage or if such damage could have been reasonably foreseen.
16.5.Limitation of liability. [***]
17.Defense of claims.
17.1.Obligation. If a Claim is brought against a party, its Affiliates, agents, licensees, or successors, or any agents, directors, officers, or employees of any of them (all, collectively, “Defendant”), the other party (“Respondent”) will defend the Claim (including by paying litigation costs and reasonable attorneys’ fees) and pay any settlement that Respondent consents to or any adverse final judgment. As used in this Section, “Claim” means an unaffiliated third party’s demand, suit, or other action to the extent: (1) as alleged, it reflects Respondent’s breach of this Agreement; (2) as alleged, it arises from or relates to Respondent’s gross negligence or willful misconduct; (3) solely for Microsoft as Respondent, it alleges that Publisher’s use in any country of a Microsoft Trademark, as permitted under this Agreement, infringes claimant’s trademark rights; or (4) solely for Publisher as Respondent, and to the extent such Claim is not covered by Microsoft’s obligations under (1), (2), or (3) above, as it relates to any Software Title or User Generated Content (excluding unmodified software delivered to Publisher by Microsoft under a GDK License), including any allegation relating to quality, performance, safety, privacy, or security of a Software Title (solely to the

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extent such issues are not caused by the Xbox Consoles), or arising out of Publisher’s use of Microsoft Trademarks in breach of this Agreement.
17.2.Procedure. Defendant: (1) will promptly notify Respondent of any Claim and permit Respondent, using agreed counsel, to answer and defend; (2) at Respondent’s reasonable request and expense, will assist in the defense and provide non-confidential information; and (3) at its expense, may participate in the defense with separate counsel. Respondent is not responsible for settlements it does not consent to and will not settle Claims under this Section 17 without Defendant’s consent (with both parties’ consent not unreasonably withheld). Neither party will stipulate, acknowledge, or admit fault or liability on the other’s part without the other’s prior, written consent. Respondent will not publicize any settlement without Defendant’s prior written consent.
18.Insurance.
18.1.Coverage. Publisher will maintain sufficient and appropriate insurance coverage to enable it to meet its obligations under this Agreement and by law. Without limiting the foregoing, Publisher will maintain all coverage required by Table 1 below (converted to the equivalent value in local currency, as of the date of issuance). The Professional Liability and Errors & Omissions Liability Insurance (“E&O”) will include coverage for infringement of any third-party proprietary right, including copyright and trademark infringement, related to Publisher’s performance under this Agreement. The E&O insurance retroactive coverage date will be no later than the Effective Date. Publisher will maintain an active policy, or purchase an extended reporting period providing E&O coverage for claims first made and reported to the insurance company within [***] after Microsoft’s final payment related to this Agreement. Notwithstanding the forgoing, Publisher may meet the requirements for E&O coverage in all Sales Territories by self-insuring for the required amounts.

– Insurance Coverage Requirements
	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

18.2.Other requirements. On request, Publisher will deliver to Microsoft proof of the coverage required by this Section 18. If Microsoft reasonably determines that Publisher’s coverage is less than required to meet its obligations under this Agreement, Publisher will promptly acquire such coverage and notify Microsoft.
19.Bankruptcy. The rights conferred by Publisher on Microsoft under this Agreement, including those described in Sections 10.1 and 11, constitute a license running from Publisher to Microsoft of a right to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code (11 U.S.C. 101, et seq.), and that Microsoft will have, in a bankruptcy proceeding in which Publisher is a debtor, the rights of a “licensee” as set forth in that provision. In a bankruptcy proceeding of Publisher, and notwithstanding any other term of this Agreement, Publisher will not have the power, absent Microsoft’s consent in its sole discretion, to assume or assign to a third-party any license running from Microsoft to Publisher of any property, interest, or right created in the Agreement, all such rights being purely personal to Publisher, such that governing non-bankruptcy law will preclude Publisher’s assignment (and, if applicable, assumption) of those rights without Microsoft’s consent.
20.Term and termination.
20.1.Term. This Agreement shall commence on the Effective Date and shall continue until May 31, 2023 (the “Term”). Unless one party gives the other notice of non-renewal within [***] of the end of the then-current term, this Agreement shall automatically renew for successive one (1) year terms. If the Agreement will expire, the parties will agree on a plan to allow End Users who purchase Software Titles near the expiration date to access and use the Digital Content of such Software Titles for a commercially reasonable time after expiration.
20.2.Termination. Either party may terminate this Agreement (in its entirety or solely for an applicable Software Title), effective immediately on notice if: (1) the other party materially breaches this Agreement (other than

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Section 14, the NDA, or a GDK License) and fails to cure within [***] after notice (provided that Publisher’s breach of Section 16.1.3 or Section 16.1.6 shall not give rise to a right of Microsoft to terminate this Agreement, either in its entirety or solely for an applicable Software Title, subject to Publisher’s indemnification obligations); (2) the other party materially breaches Section 14, the NDA, or a GDK License; or (3) if the other party becomes Insolvent. If Publisher is the breaching party, Microsoft may suspend availability of Digital Content during any cure period. In addition, Microsoft may terminate this Agreement immediately and without notice if Publisher fails to respond to all Agreement-related communications made by Microsoft during any consecutive [***] period (and automatically-generated responses are deemed not to be a response by Publisher for purposes of this termination right). Any notice of breach must be prominently labeled “Notice of Breach”. Additionally, if Microsoft determines, at any time before Commercial Release that the applicable Software Title does not materially comply with the Publisher Guide (subject to Section 4) or any applicable laws, Microsoft may, notwithstanding any prior approvals, terminate this Agreement without cost or penalty on a Software Title by Software Title, or country by country basis, on notice to Publisher. “Insolvent” means admitting in writing the inability to pay debts as they mature; making a general assignment for the benefit of creditors; suffering or permitting appointment of a trustee or receiver for all or any assets, unless such appointment is vacated or dismissed within [***]; filing (or having filed) any petition as a debtor under any provision of law relating to insolvency, unless such petition and all related proceedings are dismissed within [***]; being adjudicated insolvent or bankrupt; having wound up or liquidated; or ceasing to carry on business.
20.3.Effect. On termination or expiration of this Agreement, subject to Exhibit 2, Publisher has no further right to, and will not, exercise rights licensed under this Agreement. Publisher will, until the end of the Minimum Commitment term, continue to support existing Game Features for Software Titles sold before the effective date of termination or expiration.
20.4.Cross-default. If Microsoft has the right to terminate this Agreement, then it may also terminate the GDK License. If Microsoft has the right to terminate a GDK License, then Microsoft may also terminate this Agreement.
20.5.Survival. The following will survive expiration or termination of this Agreement: Sections 2, 6.3-6.4, 8, 10.1, 11.2.1, 11.4 (solely with respect to storing and distributing recorded gameplay clips), 11.5, 11.6, 11.7, 11.11, 12, 14-18, 20.3 - 20.5, and 21; Sections 1-5 of Exhibit 1; and Sections 1, 3.6-3.8, 3.10, 3.11, and 4-7 of Exhibit 2.
21.General.
21.1.Law, venue, attorneys’ fees. Washington State law governs this Agreement (excluding conflicts principles that would require applying different law). If federal jurisdiction exists, the parties consent to exclusive jurisdiction and venue in the King County, Washington federal courts. If not, the parties consent to exclusive jurisdiction and venue in the King County, Washington Superior Court. In any action arising out of or relating to this Agreement, the prevailing party may recover its reasonable attorneys’ fees, costs, and other expenses, including those on appeal or in a bankruptcy action.
21.2.Notice. All notices under this Agreement will be: (1) in writing; (2) in English; (3) deemed given when received; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided in Table 2 below (or as the recipient has otherwise designated, in writing or by email, before notice was sent). Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

– Contact Information
To Microsoft:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA	To Publisher:	Take-Two Interactive Software Inc. 110 West 44th Street New York, NY 10036
Attention:	General Manager, Global Games Partnerships and Development	Attention:	Karl Slatoff, President
Phone:	[***]	Phone:	[***]
Fax:	[***]	Fax:	N/A
Copy To:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA Attn: Corporate, External, & Legal Affairs	Copy To:	Take-Two Interactive Software Inc. 110 West 44th Street New York, NY 10036 Attn: General Counsel
Copy To Fax:	[***]	Copy To Fax:	N/A

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21.3.No delay or waiver. No delay or failure to exercise or enforce any right or remedy under this Agreement, and no course of dealing or performance, will waive any such right or remedy. No express waiver of any right or remedy in one instance will waive such right or remedy in any other instance. All rights and remedies will be cumulative, not exclusive.
21.4.Assignment. Publisher may not assign this Agreement, or any right or duty under it, to any third party unless Microsoft expressly consents to such assignment, in writing. Microsoft may assign this Agreement, or any right or duty under it, as it deems appropriate, or authorize its affiliates or contractors to perform this Agreement in whole or part on Microsoft’s behalf. A merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party’s stock, or of all or substantially all of its assets, is deemed to be an assignment. This Agreement will inure to the benefit of and bind the parties, their successors, administrators, heirs, and permitted assigns.
21.5.Relationship. Each party is an independent contractor to the other and has no authority to act on behalf of or bind the other, and this Agreement does not create any other relationship (e.g., employment, partnership, or agency).
21.6.Interpretation. If a court of competent jurisdiction finds any part of this Agreement illegal, unenforceable, or invalid, that part will be deemed replaced with an enforceable term most closely matching the parties’ intent, and the rest of the Agreement will remain in full force and effect. This Agreement will be interpreted according to its plain meaning without presuming that it should favor either party. Unless stated or context requires otherwise: (1) all internal references are to this Agreement, its parties, and its Exhibits; (2) all monetary amounts are expressed and, if applicable, payable, in U.S. dollars; (3) “days” means calendar days; (4) “may” means that the applicable party has a right, but not a concomitant duty; (5) “partner”, if used in this Agreement or related documents, is used in its common, marketing sense and does not imply a partnership; (6) “notify” means to give notice as provided in (and “notice” means a notice that complies with) Section 21.1; (7) “current” or “currently” means “as of the Effective Date” but “then-current” means the present time when the applicable right is exercised or performance rendered or measured; (8) URLs are understood to also refer to successors, localizations, and information or resources linked from within websites at such URLs; (9) lists of examples following “including”, “e.g.”, “such as”, or “for example” are deemed to include “without limitation”; and (10) “or” means “and/or” (i.e., “a or b” is interpreted to mean “a, or b, or both a and b”); and (11) a party’s choices under this Agreement are in its sole discretion.
21.7.Injunction. Publisher’s threatened or actual unauthorized use of Microsoft Trademarks or other Microsoft proprietary rights, and either party’s threatened or actual breach of confidentiality provisions, may result in immediate and irreparable damage for which there is no adequate remedy at law. In such event, the non-breaching party is entitled to appropriate injunctive relief from any court of competent jurisdiction.
21.8.Miscellaneous. All rights and remedies under this Agreement are cumulative. Each party will pay its own costs to perform (except if expressly stated otherwise). This Agreement: (1) is effective only when manually signed (i.e., with a pen) or signed via an electronic signature service by authorized representatives of both parties, which signature requirement is, without limitation, a material term; (2) is the parties’ entire agreement on this subject and merges, replaces, and supersedes all related oral understandings, representations, prior discussions, letters of intent, or preliminary agreements, including any Xbox One Publisher License Agreement between the parties; (3) is formed as of the Effective Date; (4) may be modified only by a writing hand-signed (i.e., with a pen) or signed via an electronic signature service by authorized representatives of each party (except as otherwise expressly provided in this Agreement); and (5) may be executed in counterparts, by fax or other electronic means to accurately send images, or by electronic signature service. The parties have formed this Agreement as of the Effective Date.

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Agreed and accepted:

Microsoft Corporation	Take-Two Interactive Software, Inc.
Signature: /s/ Lacee Peterson	Signature: /s/ Dan Emerson
Name: Lacee Peterson	Name: Dan Emerson
Title: Xbox 3PP Program Manager	Title: EVP and CLO
Date: 7/10/2020	Date: 7/10/2020

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EXHIBIT 1 – DIGITAL STORE PAYMENTS
1. Definitions. Capitalized terms used in this Exhibit but not defined below will have the meanings provided in the Agreement.
1.1.“CSV” means [***].
1.2.“CSV Remittance Rate” means [***].
1.3.“WSP” or “Wholesale Price” means, [***].
2.Digital Content and PDLC.
2.1.Generally. Publisher may submit Digital Content to Microsoft for distribution via the Microsoft Store. Publisher will set the WSP, which can be zero. Microsoft may choose to offer such Digital Content to End Users for free, for a fee, or not at all and for sale in currency or via CSV. If Publisher is requesting that Digital Content be delivered for free via the Microsoft Store, Microsoft may also charge Publisher a reasonable fee for such service. For all Digital Content for which Microsoft receives payment, Microsoft will pay Publisher a royalty as per Section 2.22 (“Royalty Fee”).
2.2.Royalty. [***]:
2.2.1.CSV purchases. [***]
2.2.2.Non-CSV purchases. [***]
2.3.Payment. [***]
2.4.Xbox Services billing, collection, and Publisher Hosted Services. Microsoft has the sole right to bill and collect all fees associated with Xbox Services, including for subscriptions or any Digital Content for which End Users may be charged, which amounts will be in Microsoft’s discretion. As between Publisher and Microsoft, Microsoft will solely offer, host, fulfill, and deliver Digital Content and any other Xbox Console-related content or services to End Users, except as permitted for Publisher Services.
2.5.Offsets. [***]
2.6.[***]
2.7.Taxes. Neither party is liable for any of the other party’s taxes that the other is legally obligated to pay and that are incurred or arise in connection with or related to transactions under this Agreement, and all such taxes (including net income or gross receipts taxes, franchise taxes, property taxes, or taxes arising from sales between a party and its subscribers or customers) are the financial responsibility of the party legally obligated to pay such tax. Each party will pay to the other any sales, use, or value-added taxes owed by that party solely as a result of entering into this Agreement and required to be collected under applicable law. A party may provide to the other a valid exemption certificate, in which case that other party will not collect taxes covered by such certificate. Each party will defend, indemnify, and hold the other harmless from any taxes (including sales or use taxes paid by one party to the other) or claims, causes of action, costs (including reasonable attorneys’ fees), and any other liabilities of any kind whatsoever related to a party’s taxes. If any taxes must be withheld on payments made by one party to the other, the paying party will deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority. The paying party will secure and deliver to the other an official receipt for those withholdings and other documents reasonably requested by the other to claim a foreign tax credit or refund. The

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
parties will use reasonable efforts to ensure that any taxes withheld are minimized to the extent possible under applicable law. This tax section will govern the treatment of all taxes arising as a result of, or connected with, this Agreement notwithstanding any other section of this Agreement.
3.Audit. Each party will keep all usual and proper records related to its performance under this Agreement (including any addenda or amendments), including audited financial statements and support for all transactions related to the ordering, production, inventory, distribution, or billing/invoicing information for [***] from the date created. Either party (“Auditing Party”) may, on [***] notice, cause a third-party independent CPA or law firm to audit or inspect the other party’s (“Audited Party”) records no more than once in any [***] period to verify compliance with the financial, royalty, and payment terms of this Agreement. Auditing Party will have access to the previous [***] of Audited Party’s records from the date that the audit request notice was received by Audited Party. The right of inspection and consultation will expire with respect to all records related to any amounts payable under this Agreement on the [***] anniversary of the date of the statement or payment to which such records relate. Any such audit will be conducted during regular business hours at Audited Party’s offices and will be paid for by Auditing Party, unless Material discrepancies are disclosed. [***]. For purposes of this Section 5, “Material” means [***] of the amounts due to Auditing Party within the audit period (net of any overpayments that may have occurred during such audit period).
4.Xbox Play Anywhere. If a Software Title supports Xbox Play Anywhere (“XPA”), which means that the Software Title is playable on both Xbox Consoles and Windows 10 (as further described in the Publisher Guide), then Publisher acknowledges that for XPA Software Title(s) purchased via the Microsoft Store, the Royalty Fee set forth in Section 2 of Exhibit 1 shall be the sole compensation payable to Publisher for such XPA Software Title. Microsoft shall not make Publisher’s support of XPA a requirement for certification in the Publisher Guide.
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
EXHIBIT 2 – PHYSICAL DISC MANUFACTURE AND SALES

The terms of this Exhibit govern the manufacturing and sale of Publisher’s Software Titles on game media.
1.Definitions. Capitalized terms used in this Exhibit but not defined below will have the meanings provided in the Agreement.
1.1.“Authorized Replicator” means a software replicator approved by Microsoft to replicate FPUs for Xbox Consoles.
1.2.“BTS” means a Microsoft-designed break-the-seal sticker that will be issued to the Authorized Replicator for placement on the Packaging Materials as specified in the Publisher Guide.
1.3.“FPU” or “Finished Product Unit” means a copy of a Software Title, in object code form, that has passed Certification, has been affixed to a game media and is approved by Microsoft and Publisher for release and manufacturing. Once Packaging Materials have been added and the BTS has been assigned to the FPU or its packaging, the FPU also includes its accompanying BTS and Packaging Materials.
1.4.“FPU Verification Version” means a unit of a Software Title that is intended to comply fully with all terms of the Agreement and this Exhibit and that has not passed Certification, which Publisher or an Authorized Replicator provides for testing purposes.
1.5.“Packaging Materials” means art and mechanical formats for a Software Title, including retail packaging, End User instruction manual, warranties, End User warnings, FPU media label, and any promotional inserts and other materials to be included in retail packaging.
1.6. “Security Technology” means such digital signatures, other security technology, and copyright management information that may be added to an FPU.
1.7.“Threshold Price” means the WSP (for the North American, the European Middle East and African, the Asian, the Australian, and the South American Sales Territories) or SRP (for the Japan Sales Territory) at which Publisher intends to sell Software Titles. If the Software Title is bundled with any product or service that is not a Software Title, the Threshold Price will be the WSP or SRP for the entire bundle.
1.8.“WSP” or “Wholesale Price” means, [***]
2.Distribution License Conditions
2.1.Reserved.
2.2.Distribution license. On Certification of a Software Title, approval of Marketing Materials, and receipt of the FPU Verification Version by Microsoft, and subject to all terms of the Agreement and this Exhibit, Microsoft grants Publisher a non-exclusive, non-transferable, personal license to distribute FPUs containing redistributable, sample code, and Security Technology in approved Sales Territories, solely in FPU form, to third parties for distribution to users or directly to End Users. Except for transfers of FPUs through normal distribution channels (e.g., retailers, wholesalers), Publisher may not sublicense, transfer, or assign its rights under this license to any third parties (including any right to distribute Software Titles or FPUs to another entity that will brand, co-brand, or otherwise assume control over such products as a “publisher” as that concept is understood in the console game industry) without Microsoft’s express, prior, written consent. Publisher’s license does not include any right, power, or
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
authority to subject Microsoft’s software (or derivative works of, or IPR associated with, such software) in whole or in part to any terms of an Excluded License. “Excluded License” means any license that requires, as a condition of use, modification, or distribution of software subject to the Excluded License, that such software or other software combined or distributed with such software be: (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable at no charge.
2.3.Distribution limitations. Except as provided for in the Agreement and this Exhibit, Publisher will distribute FPUs only in the Sales Territories for which the Software Titles have been approved by Microsoft. Publisher will not, directly or indirectly: (1) export any FPUs from one Sales Territory to another, or outside of Sales Territories; (2) assist or knowingly permit any third party in doing so, except for de minimis quantities of which Publisher provides Microsoft advanced written notice; or (3) distribute FPUs to any person or entity that Publisher has reason to believe may re-distribute or sell such FPUs outside a Sales Territory. Publisher may, however, request to distribute FPUs in countries outside the Sales Territories, and Microsoft will not unreasonably withhold consent.
2.4.Simship obligations.
2.41.DFU and FPU Simship. For each FPU of a Base Game Commercially Released in a given Sales Territory, a DFU of the same Base Game must be made available for distribution in that same Sales Territory, on a country-by-country basis, via the Microsoft Store simultaneously. For purposes of this Section 2.4 only, “simultaneously” means within [***] of FPU Commercial Release.
2.42.[***]
3.Manufacturing.
3.1.Replication. Publisher will use only Authorized Replicators to produce FPUs. Before placing an order with an Authorized Replicator, Publisher will confirm with Microsoft that such entity is an Authorized Replicator, as such list of Authorized Replicators may change from time to time. A then-current list of Authorized Replicators will be in the Publisher Guide. Publisher will notify Microsoft of its intended Authorized Replicator for each Software Title. The agreement for replication services will be negotiated between Publisher and the applicable Authorized Replicator, subject to the terms of the Agreement and this Exhibit. Microsoft may charge Authorized Replicator for rights, services, or products associated with manufacturing FPUs. The agreement between Microsoft and each Authorized Replicator grants Microsoft the right to instruct Authorized Replicator to cease manufacturing FPUs, or to prohibit releasing FPUs to Publisher or its agents, if Publisher is in breach of the Agreement (including this Exhibit) or any credit arrangement between the parties; provided, Microsoft shall take no such action without first reasonably consulting with Publisher. Microsoft does not guarantee performance of, and will not be liable for the failure to perform any agreement by, any Authorized Replicators. Microsoft is not obligated to ensure that FPUs are free of defects.
3.2.Submission to Authorized Replicator. Microsoft, and not Publisher, will provide to the applicable Authorized Replicator the final release version of the Software Title and all specifications required by Microsoft for manufacturing FPUs, including the Security Technology. Publisher will prepare and deliver to the Authorized Replicator all other items required for manufacturing FPUs, including approved Packaging Materials associated with the FPUs.
3.3.Verification Versions. Publisher shall allow Microsoft to cause Authorized Replicator to create several Verification Versions of each FPU that has been submitted, but has not passed
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
Certification, that will be provided to both Microsoft and Publisher for evaluation. Before Authorized Replicator fully manufactures FPUs, both parties must approve the applicable Verification Version. Microsoft’s approval of each Verification Version is a condition precedent to Publisher’s right to manufacture, however Publisher will grant final approval and will work directly with Authorized Replicator regarding the production run, including by verifying that all FPUs are replicated in conformity with all quality standards and manufacturing specifications, policies, and procedures that Microsoft requires of Authorized Replicators and all Packaging Materials are approved by Microsoft before pack out. Publisher will cause Authorized Replicator to include BTS on each FPU. “Verification Version” means a unit of a Software Title that is intended to comply fully with all terms of this Agreement and that has not passed Certification, which is created by Authorized Replicator solely for testing purposes.
3.4.Manufacturing reports. Publisher will use commercially reasonable efforts to provide Microsoft with forecasts showing [***] manufacturing projections by Sales Territory for each Software Title. Publisher will use commercially reasonable efforts to cause Authorized Replicator to deliver to Microsoft, within [***] after the end of each [***] during the Term, accurate monthly statements of FPUs manufactured in such [***], for each Software Title and with sufficient detail to satisfy Microsoft. Microsoft will have reasonable audit rights to examine Authorized Replicator’s records regarding the number of FPUs manufactured.
3.5.Samples. In addition to DFU Samples required in the Agreement, for each Software Title published under the Agreement and this Exhibit, Publisher will provide to Microsoft a reasonable number of samples (as per the Publisher Guide, but not to exceed [***] in which the Software Title will be Commercially Released). Microsoft may use such samples for non-revenue generating purposes, such as for marketing, as product samples, and for customer support, product and charitable giveaways (provided that Microsoft obtains Publisher’s prior written consent in each instance), testing, and archival purposes. Any use of such samples for marketing use prior to Commercial Release will be subject to Section 10.2 of the Agreement. Publisher will not be required to pay royalty fees for such FPU samples if the samples are shipped directly from an Authorized Replicator to Microsoft, provided that Publisher shall at all times remain entitled to the Royalty Fee in respect of all Digital Content and PDLC for the corresponding FPU Software Title for which Microsoft receives payment.
3.6.Support. Publisher will provide all technical and other support related to FPUs. Publisher will provide appropriate contact information (including Publisher’s street address, telephone number, and the applicable individual/group responsible for customer support) to all End Users and to Microsoft for posting on www.xbox.com.
3.7.Warranty. Publisher will provide the original End User of any FPU a minimum warranty (in writing and in practice) that complies with local laws (as reasonably determined by Publisher) in each country of each Sales Territory in which the FPU is sold. Publisher will offer End Users additional warranty coverage in the applicable country of each Sales Territory as required by local law.
3.8.Recall of FPUs. Notwithstanding anything in the Agreement and this Exhibit to the contrary, if there is a material defect in any FPUs that in Publisher’s or Microsoft’s reasonable judgment would: (1) significantly impair any End User’s ability to play such FPU; or (2) adversely affect Xbox Console gameplay, Microsoft may require Publisher, following consultation between Publisher and Microsoft, to recall FPUs, at Publisher’s own expense, and promptly repair or replace such FPUs if the defect has not been otherwise remedied via a Title Update.
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
3.9.No unapproved or unauthorized bundling. Except as expressly stated in this Section 3.9, Publisher will not market or distribute FPUs bundled with any other product or service, or knowingly permit or assist any third party in such bundling, without Microsoft’s prior written consent. [***].
3.10.Effect and sell-off. On termination or expiration of the Agreement, Publisher has no further right to, and will not, exercise rights licensed under the Agreement and will promptly cease all manufacture of FPUs through its Authorized Replicators and, other than as provided below, cease using Microsoft Trademarks. Publisher will have [***] after expiration (or termination, if not due to Publisher’s breach) (“Sell-Off Period”) to sell its inventory of FPUs existing as of the date of termination or expiration, after which Publisher will immediately return all unsold FPUs to an Authorized Replicator for destruction. Publisher will cause the Authorized Replicator to: (1) destroy all returned FPUs; and (2) have its authorized representative certify to Microsoft, in writing, that all such FPUs were destroyed. All of Publisher’s obligations under the Agreement and this Exhibit will apply during such Sell-Off Period. If the Agreement is terminated due to Publisher’s breach, Microsoft may require Publisher to immediately destroy all undistributed FPUs not yet distributed to Publisher’s distributors, dealers and/or end users and shall require all those distributing the FPU over which it has control to cease distribution. Publisher will, until the end of the Minimum Commitment term, continue to support existing Game Features for FPUs sold before the effective date of termination or expiration.
Duty to defend. Publisher and Microsoft acknowledge that Section 17.1 above covers third party claims that relate to the Software Title FPUs or related user generated content, subject to the terms and conditions contained therein.
4.Platform royalty. [***]
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

Table 1: Royalty Tier
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

Table 2: Royalty Rate
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

4.1.Standard Software Titles. Publisher will submit to Microsoft, at least [***] before placing the first manufacturing order for a Software Title, a completed “Xbox Console Royalty Tier Selection Form” as specified in the Publisher Guide (which may require electronic submission) for each Sales Territory. The selection in such form will be effective only once approved by Microsoft.
4.2.Unit Discounts. Publisher is eligible for a discount on FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of FPUs manufactured for sale in only that Sales Territory [***] as set forth in Table 3 of this Exhibit 2. The discount will be rounded up to the nearest USD Cent, Yen, or Euro Cent.

Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

Table 3: Unit Discounts
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
4.3.Royalty Tier migration. [***] after Commercial Release of a FPU in a Sales Territory, Publisher may elect to change the Royalty Tier to any other valid Royalty Tier (e.g., migrate from Tier 1 to Tier 2 or from Tier 1 to Tier 3). A Software Title may migrate Royalty Tiers [***]. Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order under the desired migrated Royalty Tier a completed “Xbox Console Royalty Tier Migration Form” as specified in the Publisher Guide (which may require electronic submission). [***].
4.4.Greatest Hits Program. In each Sales Territory, if (i) a Software Title meets the criteria set forth below at the time of the targeted Commercial Release date of the Greatest Hits FPU; and (ii) Publisher satisfies all the conditions set forth below, Publisher is authorized to manufacture and distribute Greatest Hits FPUs in such Sales Territory at the royalty rate in Table 1 above applicable to Greatest Hits FPUs.
4.4.1.The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] at the time of Commercial Release of the Greatest Hits FPU.
4.4.2.As of the date Publisher wishes to Commercially Release the Software Title as a Greatest Hits FPU, Publisher must have manufactured the minimum FPUs and reached the minimum number of DFU transactions for such Software Title as set forth in Table 4 of this Exhibit 2 below:

Table 4: Combined FPU and DFU Transaction Thresholds
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***].
4.4.3.Packaging for a Greatest Hits Software Title must comply with all Microsoft packaging and branding requirements set forth in the Publisher Guide.
4.4.4.The Greatest Hits FPU version must be the same or substantially equivalent to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Greatest Hits FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.
4.4.5.Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Greatest Hits Program upon [***] advanced written notice to Publisher.
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
4.4.6.Publisher shall submit to Microsoft, at least [***] prior to the targeted Commercial Release of the Greatest Hits Software Title, a completed and signed Xbox Console Greatest Hits Programs Election Form in the form available in the Publisher Guide for each Sales Territory. The Xbox Console Greatest Hits Programs Election Form will be effective once it has been approved by Microsoft. If a Greatest Hits Software Title does not have an approved Xbox Console Greatest Hits Programs Election Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox Console Greatest Hits Programs Election Form or because Microsoft has not approved the Xbox Console Greatest Hits Programs Election Form), the royalty rate for such Software Title will default to the Royalty Tier that applied to the last manufacturing of the Software Title (i.e., if Microsoft does not approve an Xbox Console Greatest Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to the Royalty Tier that applied to the last manufacturing of the Software Title). Publisher may elect either GH Tier 1 or GH Tier 2 at initial Commercial Release as a Greatest Hits Software Title provided that the Greatest Hits Software Title meets the Threshold Price requirements set forth in Table 1 above.
4.4.7.After [***] from the Commercial Release of a Greatest Hits Software Title, Publisher may elect to change the previously elected Greatest Hits Tier royalty rate for such Greatest Hits Software Title to a lower Greatest Hits Tier royalty rate in a specific Sales Territory provided that the Greatest Hits Software Title has a Threshold Price that meets the requirements for the newly elected Greatest Hits Tier royalty rate in Table 2 above.
4.4.8.To change a previously elected Greatest Hits Tier royalty, Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order for the applicable Greatest Hits Software Title, a completed Xbox Console Greatest Hits Royalty Tier Migration Form (a “Greatest Hits Tier Migration Form”) set forth in the Publisher Guide for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Greatest Hits Software Title placed after the relevant Greatest Hits Tier Migration Form has been approved by Microsoft.
5.Asian Language Localization Incentive Program. [***]
5.1.[***]
5.1.1.[***]
5.1.2.[***]
5.1.3.[***]
5.2.[***]
5.3.[***]

Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

Table 5: Asian Language Localization Program Tier Discounts
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
5.4.[***]
5.5.Publisher shall submit to Microsoft, at least [***] prior to the first manufacturing order being placed for the Software Title, a completed “Xbox Console Asian Language Localization Tier Selection Form” for each Software Title in the form provided in the Publisher Guide. The selection in such form will be effective only once approved by Microsoft. If the Software Title does not have an approved Xbox Console Asian Language Localization Tier Selection Form (e.g., due to Publisher not providing, or Microsoft not yet approving the form), the royalty rate for such Software Title will default to Tier 1, regardless of the actual WSP.
6.Japan Tier Reduction Incentive Program. [***]
6.1.[***]
6.1.1.[***]
6.1.2.[***]
6.1.3.[***]
6.2.[***]
6.3.In order to participate in the program, Publisher shall submit to Microsoft a completed “Xbox Console Royalty Tier Selection Form” as specified in the Publisher Guide (which may require electronic submission) for Japan, at least [***] prior to the first manufacturing order being placed for the Software Title. The participation in the program and Tier selection will be effective only once approved by Microsoft. If the Software Title is not approved to qualify for the program (e.g., due to Publisher not submitting a completed “Xbox Console Royalty Tier Selection Form” electronically), the royalty rate for such Software Title will default to Tier 1, regardless of the actual SRP.
7.FPU Exchanges for DFUs. Microsoft may, and may authorize its suppliers and retail partners to, offer End Users the ability to exchange FPUs of such Software Title for DFUs of the same Software Title free of charge to End Users (except for processing and/or administrative fees) and Publisher (the “FPU Exchange Program”). The DFU provided to End Users will be the same version of the Software Title as the FPU used for the exchange, or a substantially similar DFU if the same version is not available. Such exchanges will not be deemed the sale of the DFU provided to End Users, and Publisher will not be entitled to any Royalty Fee for the DFU granted to End Users in accordance therewith. All FPUs exchanged in the FPU Exchange Program will be destroyed either physically or electronically. Microsoft agrees to provide reporting to Publisher, in a manner and form reasonably agreed upon with Publisher, including without limitation the Software Title, units, Sales Territory and retailer for each FPU exchanged as part of the FPU Exchange Program. Further, Microsoft agrees to cooperate with Publisher to ensure that there is no misuse of DFUs by any third party as part of
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
the FPU Exchange Program, and Publisher shall have the rights to revoke its consent to such program if there is reasonable evidence of such misuse.
8.Payment process. Publisher will pay all royalties owed to Microsoft for all FPUs manufactured by its Authorized Replicators within [***] after receipt of an royalty invoice from Microsoft for such FPUs. Authorized Replicators are authorized by Microsoft to begin production once Microsoft has provided them with written confirmation that Publisher has satisfied its payment obligations with respect to such manufacturing order. Upon the Authorized Replicator’s receipt of such confirmation, the Authorized Replicator will determine the timing of production. All payments will be made by wire transfer, in accordance with payment instructions in the Publisher Guide, in the currency stated in Table 6 of this Exhibit 2 below for FPUs manufactured for sale in the applicable Sales Territory. Publisher has [***].

Table 6: Payment Currency
Sales Territory	North American	European, Middle East and African	Australian	Japan	Asian	South American
Currency	U.S. Dollars	Euros	U.S. Dollars	Yen	U.S. Dollars	U.S. Dollars
9.Billing address. Publisher may have up to two “bill to” addresses for royalty payment under this Exhibit. Each such address will be for FPUs manufactured by Authorized Replicators in a given Sales Territory. If Publisher includes a “bill-to” address in a European country, Publisher (or its Affiliate) must execute a Publisher Enrollment Form (in the form provided in the Publisher Guide) with Microsoft’s affiliate, Microsoft Ireland Operations, Ltd. within [***] before establishing a billing address in a European country. Publisher’s billing address(es) for North American Sales Territory and/or either Japan or Asian Sales Territory set forth in Table 6 below.

Table 7: Publisher Addresses
North American Sales Territory	Publisher Entity Name: Take-Two Interactive Software, Inc. Address: 110 West 44th Street, New York, NY 10036 Phone: 646-536-2842 Accounts Payable Contact: [***] Accounts Payable Contact Email: [***]
Japan or Asian Sales Territory	N/A

Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

ADDENDUM #1 TO THE
XBOX CONSOLE PUBLISHER LICENSE AGREEMENT
This Addendum #1 to the Xbox Console Publisher License Agreement (this “Addendum”) is entered into and effective as of July 1, 2020 (the “Effective Date”) by and between Microsoft Corporation, a Washington corporation (“Microsoft”) and Take-Two Interactive Software, Inc. (“Publisher”) and supplements the Xbox Console Publisher License Agreement signed between the parties dated July 1, 2020 (the “Agreement”).
RECITALS
A.Microsoft and Publisher have entered into the Xbox Console Publisher License Agreement to support Publisher’s game content on Xbox Consoles; and
B.Microsoft and Publisher now desire to enter into in this partnership agreement related to specific Xbox Consoles programmatic support as set forth below.
Microsoft and Publisher agree as follows:
1.Definitions. The following definitions apply to this Addendum. Capitalized terms not defined below will have the meaning provided in the Agreement.
1.1.“Accounting Period” means each Microsoft fiscal quarter within the Addendum Term.
1.2.“Average [***]” means the average number of [***] during an Accounting Period, calculated by summing the [***] number from each month of the Accounting Period and dividing by three (3).
1.3.“Average [***]” means the average number of [***] during an Accounting Period, calculated by summing the [***] number from each month of the Accounting Period and dividing by three (3).
1.4.[***]
1.5.“[***]” means an [***].
1.6.“[***]” means the [***].
1.7.“Qualifying Software Titles” means [***].
1.8.“Single Cross Generation License” shall have the meaning provided in Section 3.3.1 (“Single Cross Generation License”) below.
1.9.“Target Software Titles” means the following Publisher Software Titles and all associated Digital Content:
1.9.1.[***]
1.9.2.[***]
1.9.3.[***]
1.9.4.[***]

1.10.“Target Software Title Minimum Requirements” means the following Xbox Console support requirements that all of the Target Software Titles must meet in order for Publisher to [***].
1.11.“Total Net Revenue” means the [***]
1.12.“Addendum Term” means [***].

2.Commercial Release of all Publisher games. For each game or other software application Publisher releases on any Competitive Platform, Publisher will Commercially Release an Xbox Console version (or versions, as applicable) of that game or software application as an Xbox Console Software Title. [***].
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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.

3.Qualifying Software Titles Requirements. Beginning on the date of [***], each Publisher Software Title that meets the following requirements of this Section 3 shall be deemed a Qualifying Software Title:
3.1.Competitive Platform Parity and Simship Obligations. Publisher will release the Software Titles and Digital Content related to such Software Titles in compliance with the parity and simship obligations in the Agreement (as amended herein), including Section 5.6 (“Localization”) and Section 9 (“Software Title Parity”) of the Agreement and Section 2.4 (“Simship Obligations”) of Exhibit 2 to the Agreement.
3.2.Project xCloud Support.
3.2.1.Project xCloud Support. [***]
3.2.2.Cloud Streaming Optimization. [***]
3.3.Additional Xbox Console Support.
3.3.1.Single Cross Generation License. [***]
3.3.2.Cross network saves. [***]
3.3.3.Multiple Generation Xbox Console Support. Publisher shall meet the obligations of Section 11.2 (Multiple Generation Xbox Console Support) of the Agreement for the Software Titles.
3.4.Notwithstanding anything to the contrary herein, nothing in this Section 3 (“Qualifying Software Titles Commitments”) amends or modifies Publisher’s obligations in the Agreement.

4.Microsoft Payment Obligations. Beginning on the date of Commercial Release of [***]:

4.1.[***]
4.1.1.[***]
4.1.2.[***]

Table 1
Accounting Period	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

4.2.Payment Terms. Within forty five (45) days of the end of each Accounting Period, Microsoft will pay [***] to Publisher. [***]
4.3.[***]
4.4.[***]
4.5.Disqualification: For the avoidance of doubt:
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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
4.5.1.If the [***]for Publisher’s Software Titles commercially released prior to [***] and Qualifying Software Titles is [***] then as the sole consequence of such result, the [***].
4.5.2.[***]
4.5.3.Publisher shall not be in breach of the Addendum for failing to satisfy the requirements of Section 3 above for any Software Title. If Publisher releases a Software Title that does not comply with Section 3 above, then, subject to Section 3.4 above, Publisher shall incur no penalty under this Addendum, provided [***]

4.5.4.[***]
5.Additional Changes to the Agreement. The parties agree to the following additional changes to the Agreement. For the avoidance of doubt, the terms of this Section 5 (“Additional Changes to the Agreement”) shall survive termination of the Addendum and will expire upon the expiration or termination of the Agreement:
5.1.Competitive Platforms. The following will be added to the end of Section 2.12 in the Agreement: [***]
5.2.Features and content parity. The following will be added to the end of Section 9.1.1 in the Agreement: [***]
5.3.Features and content parity. The following will be added to the end of Section 9.1.2 in the Agreement: [***]
5.4.Features and content parity. The following Section 9.1.3 will be added to Section 9.1 of the Agreement: [***]. The parties will work together in good faith to address any platform limitations such that Publisher may comply with the requirements of this Section 9.
5.5.Simship and Competitive Platforms. The following will be added to the end of Section 9.2.2 in the Agreement: [***]
5.6.Gameplay record and share. The following will be added to the end of Section 11.4: Microsoft agrees that for each Software Title, Microsoft shall provide the necessary tools and assistance for Publisher to [***]. Microsoft may promote, curate, and surface gameplay clips and derivative works created by End Users, Microsoft or Publisher via Microsoft-owned channels (e.g., Xbox Consoles, Xbox Live, etc.), and will use good faith efforts to obtain Publisher’s prior consent when doing so. However, Microsoft shall not use any gameplay clips or derivative works related to any Publisher Software Title to promote any Microsoft or third party products or services in marketing initiatives or in any Microsoft-scripted presentation at conventions, events, trade shows, press briefings, public interactive displays and the like, without Publisher’s prior written consent. Notwithstanding anything to the contrary herein, Microsoft acknowledges that the licenses granted in this Section to support Xbox Console gameplay record and share features do not grant Microsoft any rights to the use of such Software Title gameplay on Microsoft’s Mixer service (or other Microsoft services) that are not otherwise provided by law.
5.7.Gameplay streaming features. The following will be added to the end of Section 11.5: Microsoft agrees that for each Software Title, Microsoft shall provide the necessary tools and assistance for Publisher to [***]. Notwithstanding anything to the contrary herein, Microsoft acknowledges that the licenses granted in this Section to support Xbox Console gameplay streaming features do not grant Microsoft any rights to the use of such Software Title gameplay
Take-Two and Microsoft Confidential

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
on Microsoft’s Mixer service (or other Microsoft services) that are not otherwise provided by law.

5.8.[***]. The following will be added to the end of Section 11.7 in the Agreement: Without limiting any of the foregoing, Publisher shall [***].
5.9.[***]. The following shall be added to the Agreement as Section 11.7.1:
11.7.1.     [***]

5.10.Additional Licenses. The following will be added to the Agreement as a new Section 11.11:

11.11     Additional Licenses. [***]
5.11.Limitation of Liability. Section 16.5 in the Agreement will be replaced with the following:
16.5: Limitation of liability. Except for amounts owed under this Agreement, the maximum liability of Microsoft to Publisher or any third party relating to this Agreement will be the aggregate of [***]

5.12.Exhibit 1, Section 2.6 (“Additional Payment”) to the Agreement shall be deleted and replaced with “Reserved.”
5.13.FPU exchanges for DFUs. The first sentence of Exhibit 2, Section 7 will be replaced with the following revised sentence:
[***] in the FPU Exchange Program for a specific Software Title, Microsoft may, and may authorize its suppliers and retail partners to, offer End Users the ability [***].

5.14.The following shall be added to the end of Section 3.2 of Exhibit 2: Microsoft will not require, as a condition on Publisher or an Authorized Replicator for the continued distribution of Publisher’s Software Titles, for Publisher to change previously approved Packaging Materials for a given Software Title already being distributed to End Users.

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Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Brackets with triple asterisks denote omissions.
In the event of any conflict between the terms of the Agreement and this Addendum, the terms of this Addendum shall control. The parties have caused this Addendum #1 to be executed as of the Addendum Effective Date by their respective duly authorized representatives.

MICROSOFT CORPORATION	TAKE-TWO INTERACTIVE SOFTWARE, INC.
By: (Sign) /s/ Lacee Peterson	By: (Sign) /s/ Dan Emerson
Name: Lacee Peterson	Name: Dan Emerson
Title: Xbox 3PP Program Manager	Title: EVP and CLO
Date: 7/10/2020	Date: 7/10/2020

Take-Two and Microsoft Confidential